UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2018

WESTMORELAND COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Disclosure of Information Pursuant to Confidentiality Agreements

During the month of July 2018, Westmoreland Coal Company (the “Company”) began discussions with members of an ad hoc group of noteholders and lenders (the “Ad Hoc Group”) concerning a potential transaction involving the Company or any of the Company’s outstanding indebtedness. The Company executed various confidentiality agreements (as amended, the “Confidentiality Agreements”) with certain members of the Ad Hoc Group to facilitate discussions concerning such potential transactions.

Pursuant to the Confidentiality Agreements, the Company agreed to publicly disclose certain material non-public information disclosed to certain members of the Ad Hoc Group, upon the occurrence of certain events set forth in the Confidentiality Agreements, including the filing of the Bankruptcy Petitions. Pursuant to the Confidentiality Agreements, the Company made public disclosure of certain information shared with certain members of the Ad Hoc Group on October 9, 2018. The Company subsequently executed new Confidentiality Agreements with certain members of the Ad Hoc Group to facilitate additional discussions during the restructuring. A presentation containing certain information that has been shared with certain members of the Ad Hoc Group subsequent to October 9, 2018 and other relevant information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, holders and potential holders of the Company’s indebtedness have the ability to access more detailed financial projections and performance optimization information in a virtual data room. Such information is specifically designated “Non-Cleansing Information” and is accessible only to those persons who (a) represent that they are holders of the Company’s indebtedness or considering the purchase of the Company’s indebtedness in the ordinary course of their business, (b) subject to certain permitted disclosures, agree to maintain the confidentiality of the “Non-Cleansing Information,” and (c) agree to use the “Non-Cleansing Information” solely for purposes of trading or potential trading in the Company’s indebtedness and for no other competitive purposes. To request access to such data room, please contact WCCNonCleansingInfoVDR@kirkland.com.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

As previously disclosed, on October 9, 2018, the Company and certain of its subsidiaries (collectively, the “Debtors”), including Westmoreland Resources GP, LLC (“WMGP”), Westmoreland Resource Partners, LP (“WMLP” and, collectively with WMGP and their respective subsidiaries, the “WMLP Debtors” and, such Debtors other than the WMLP Debtors, the “WLB Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Company’s Canadian entities and Westmoreland Risk Management, Inc. are excluded from the Bankruptcy Petitions. The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are jointly administered under the caption In re Westmoreland Coal Company, et al. During the pendency of the Chapter 11 Cases, the Debtors are operating their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On December 18, 2018, the Bankruptcy Court approved the disclosure statement (the “Disclosure Statement”) with respect to the Joint Chapter 11 Plan of Westmoreland Coal Company and Certain of Its Debtor Affiliates (the “Plan”). The Plan is not proposed by the WMLP Debtors and does not restructure the funded indebtedness of the WMLP Debtors. The Bankruptcy Court also approved the related solicitation procedures and materials and authorized the WLB Debtors to commence soliciting creditors and holders of equity interests entitled to vote to accept or reject the Plan.

The Plan provides for a global compromise and settlement of all claims, interests, causes of action, and controversies released, settled, compromised, discharged, or otherwise resolved pursuant to the Plan. The WLB Debtors recommend that holders of claims refer to the limitations, risk factors and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, requirements by the Bankruptcy Court, actions of third parties, or otherwise.

The WLB Debtors intend to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) concerning the Plan, on or around December 21, 2018, in connection with the solicitation of votes to accept or reject the Plan. There can be no assurance that the WLB Debtors’ stakeholders will approve the Plan, or that the Bankruptcy Court will confirm the Plan. The WLB Debtors will emerge from Chapter 11 when the Plan receives the requisite approval from holders of claims, the Bankruptcy Court enters an order confirming the Plan, and certain conditions to the effectiveness of the Plan, as stated therein, are satisfied.

The Plan and the Disclosure Statement are available on https://www.donlinrecano.com/westmoreland.

The Solicitation Materials are available on https://www.donlinrecano.com/westmoreland. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibits contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements in this Report and the Exhibits that are not historical facts are forward-looking statements. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target” or “continue,” the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently.

These forward-looking statements relate, in part, to the risks and uncertainties relating to the ability of the Company to continue as a going concern; the Debtors’ ability to obtain approval by the Bankruptcy Court of the Restructuring Support Agreement and the Plan; the ability of the Debtors to develop and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the length of time the Debtors will operate under the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to develop and consummate one or more plans of reorganization once such plans are developed; the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; the sufficiency of the liquidity purported to be made available by the Debtor-in-Possession Credit Agreement; and the additional risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Presentation of Westmoreland Coal Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: December 19, 2018	By:	/s/ Michael G. Hutchinson
Michael G. Hutchinson Interim Chief Executive Officer